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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8 - K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  AUGUST 27, 1995




                              KANEB SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



        1-5083                                            74-1191271
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(Commission File Number)                       (IRS Employer Identification No.)


     2435 N. Central Expressway, Seventh Floor, Richardson, Texas  75080
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (214) 699-4000
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ITEM 5.  OTHER EVENTS.

    On August 27, 1995, the Registrant, through its wholly-owned subsidiary, Kaneb Pipe Line Company, as general partner for and on behalf of Kaneb Pipe Line Partners, L.P., its operating partnership, Kaneb Pipe Line Operating Partnership, L.P., signed definitive purchase agreements to acquire from Steuart Petroleum Company and certain of its affiliates (collectively, "Steuart") the liquids terminaling assets of Steuart. It is anticipated that the acquisition price of approximately $82 million will be financed by bank borrowings. The Steuart terminaling assets consist of seven petroleum products terminals located in the District of Columbia, Florida, Georgia, Maryland and Virginia and the pipeline and terminaling services to Andrews Air Force Base in Maryland. The terminals have in the aggregate approximately 9 million barrels of storage capacity in 87 tanks. Steuart's two largest facilities are located near Washington, D.C. and Jacksonville, Florida. The Piney Point, Maryland terminal is the closest deep water petroleum storage facility to Washington D.C. The Piney Point Maryland terminal has 30 tanks with approximately 5.5 million barrels of aggregate storage capacity, which is currently used to store petroleum products,consisting primarily of fuel oil. The Jacksonville terminal has 28 tanks with approximately 2.1 million barrels of aggregate storage capacity, which is currently used to store petroleum products including gasoline, No. 2 oil, No. 6 oil, diesel, jet fuel, kerosene and bunker fuel.

    The closing of the Steuart acquisition is conditioned upon satisfactory completion of a due diligence investigation, receipt of all necessary consents and approvals, the execution of certain throughput agreements and certain other conditions. If all conditions to closing are satisfied, it is anticipated that the Partnership would acquire the Steuart terminals prior to October 31, 1995. There can be no assurance, however, that the acquisition will be consummated or, if consummated, that the terms of the acquisition will not vary materially from those described herein.
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                                   SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        KANEB SERVICES, INC.
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                                        (Registrant)



Date:        August 29, 1995             /s/ Tony M. Regan
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                                        Tony M. Regan
                                        Controller